SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 28, 2003
                                                        ------------------------


                        THE BEAR STEARNS COMPANIES INC.
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             (Exact name of registrant as specified in its charter)



        DELAWARE                 File No. 1-8989                 13-3286161
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    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                               Number)



            383 Madison Avenue, New York, New York 10179 (Address of
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                     principal executive offices) (zip code)



       Registrant's telephone number, including area code: (212) 272-2000
                                                          ----------------------



                                 Not Applicable
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          (former name or former address, if changed since last report)

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Item 5.   Other Events
          ------------

               Filed herewith are copies of:

          (a) Form of Medium-Term Note, Series B (linked to the value of the common stock of ___________________).

          (b) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Pricing Supplement, dated April 28, 2003, to the Prospectus Supplement and the Prospectus, each dated April 24, 2003, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-104455).

          (c)  Consent of Cadwalader, Wickersham & Taft LLP.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Financial Statements of Businesses Acquired:

               Not applicable.

          (b)  Pro Forma Financial Information:

               Not applicable.

          (c)  Exhibits:

               The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-104455) as exhibits to such Registration Statement:

               4(b)(8) Form of Medium-Term Note, Series B (linked to the value of the common stock of ___________________).

               8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

               23(c) Consent of Cadwalader, Wickersham & Taft LLP (Included in Exhibit 8(a)).


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE BEAR STEARNS COMPANIES INC.



                                       By: /s/ Marshall J Levinson
                                           ------------------------------------
                                           Marshall J Levinson
                                           Controller
                                           (Principal Accounting Officer)

Dated:  May 12, 2003


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


                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.       Description
-----------       -----------

4(b)(8) Form of Medium-Term Note, Series B (linked to the value of the common stock of ___________________).

8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

23(c)             Consent of Cadwalader, Wickersham & Taft LLP (Included in
                  Exhibit 8(a)).



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